UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2012

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2012, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three and twelve months ended December 31, 2011 and its unaudited financial position as of December 31, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to December 31, 2011 and for the three and twelve months ended December 31, 2011 and 2010. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

As of December 31, 2011

As of December 31, 2011, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting a new accounting standard, on the carrying values of its convertible notes. The Company believes that excluding the impact of this accounting standard on its total outstanding debt provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three and twelve months ended December 31, 2011

For the three and twelve months ended December 31, 2011, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the impact of expensing stock options;

•

the incremental expense resulting from accelerating depreciation and accruing losses for facility operating leases as a result of our transaction with Boehringer Ingelheim (BI) involving our Fremont, California manufacturing facility (the BI Fremont Transaction Expense);

•	the non-cash amortization of research and development (R&D) technology intangible assets acquired in business combinations in prior years (the R&D Technology Intangible Assets’ Amortization);

•	merger-related expenses associated with certain of our recent business combinations (the 2011 Business Combinations Costs);

•	the non-cash amortization of product technology rights acquired in a prior year business combination (the Product Technology Rights’ Amortization);

•	certain charges, primarily severance, pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Cost-Saving Initiatives Expense);

•

the benefit or expense resulting from changes in the estimated fair values of the contingent consideration obligations related to the BioVex Group, Inc. (BioVex) business combination (the BioVex Contingent Consideration Costs);

•	the expense related to certain legal proceedings (the 2011 Legal Expense); and

•	the non-cash interest expense associated with our convertible notes (the Non-Cash Interest Expense).

For the twelve months ended December 31, 2011, the Company’s adjustments to GAAP financial measures also relate to:

•

the incremental expense resulting from recording inventory acquired at fair value, which is in excess of historical cost, in the Laboratorio Quimico Farmaceutico Bergamo Ltda (Bergamo) business combination, (the Bergamo Inventory Cost);

•

the reversal of previously accrued expenses for bonuses and stock-based compensation awards, which were forfeited as a result of the employees’ termination pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Expense Reversal Due To Cost-Saving Initiatives);

•	the expense resulting from the cash settlement of unvested employee stock options in connection with the BioVex business combination (the BioVex Employee Stock Option Expense); and

•	the income tax benefit related to certain prior period charges excluded from adjusted earnings (the 2011 Prior Period Charges Tax Benefit).

For the three and twelve months ended December 31, 2011, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2011, discussed below, excluding the 2011 Prior Period Charges Tax Benefit (the 2011 Tax Effect).

For the three and twelve months ended December 31, 2011, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (COS) expense, R&D expense, selling, general and administrative (SG&A) expense, and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. COS expense was also adjusted to exclude the BI Fremont Transaction Expense. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization. SG&A expense was also adjusted to exclude the 2011 Business Combinations Costs. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. For the twelve months ended December 31, 2011, COS expense was also adjusted to exclude the Bergamo Inventory Cost. R&D expense was also adjusted to exclude the 2011 Expense Reversal Due To Cost-Saving Initiatives and the BioVex Employee Stock Option Expense. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the BI Fremont Transaction Expense, the 2011 Business Combinations Costs and the 2011 Expense Reversal Due To Cost-Saving Initiatives provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the Bergamo Inventory Cost and the BioVex Employee Stock Option Expense provide supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and twelve months ended December 31, 2011, the Company reported non-GAAP provisions for income taxes, non-GAAP net income and non-GAAP earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the Product Technology Rights’ Amortization, the 2011 Cost-Saving Initiatives Expense, the BioVex Contingent Consideration Costs, the 2011 Legal Expense, the Non-Cash Interest Expense and the 2011 Tax Effect and, for the twelve months ended December 31, 2011, the 2011 Prior Period Charges Tax Benefit. The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2011 Cost-Saving Initiatives Expense, the BioVex Contingent Consideration Costs and the Non-Cash Interest Expense provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.The Company believes that excluding the 2011 Legal Expense and the 2011 Prior Period Charges Tax Benefit provide supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the 2011 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred. For the three and twelve months ended December 31, 2011, the Company also reported a non-GAAP effective tax rate that excludes the impact of the Puerto Rico excise tax. The Company believes that excluding the impact of the Puerto Rico excise tax provides a supplemental measure of profitability that will facilitate comparisons before, during and after such item is incurred.

Three and twelve months ended December 31, 2010

For the three and twelve months ended December 31, 2010, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the impact of expensing stock options;

•	the R&D Technology Intangible Assets’ Amortization;

•	the Product Technology Rights’ Amortization;

•	the asset impairment charge associated with the BI transaction (the Asset Impairment Charge);

•	the Non-Cash Interest Expense;

•	the income tax benefit related to certain prior period charges excluded from adjusted earnings (the 2010 Prior Period Charges Tax Benefit); and

•	the income tax benefit from resolving certain non-routine transfer pricing issues with tax authorities (the 2010 Income Tax Benefit).

For the twelve months ended December 31, 2010, the Company’s adjustments to GAAP financial measures also relate to the benefit related to certain legal poceedings (the 2010 Legal Awards).

For the three and twelve months ended December 31, 2010, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2010, discussed below, excluding the 2010 Prior Period Charges Tax Benefit and the 2010 Income Tax Benefit (the 2010 Tax Effect).

For the three and twelve months ended December 31, 2010, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and twelve months ended December 31, 2010, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the Product Technology Rights’ Amortization, the Asset Impairment Charge, the Non-Cash Interest Expense, the 2010 Prior Period Charges Tax Benefit, the 2010 Income Tax Benefit, the 2010 Tax Effect and, for the twelve months ended December 31, 2010, the 2010 Legal Awards. The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Asset Impairment Charge, the 2010 Legal Awards, the 2010 Prior Period Charges Tax Benefit and the 2010 Income Tax Benefit provide supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure of profitability that will facilitate comparisons before, during and after such expense is incurred. The Company believes that excluding the 2010 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and twelve months ended December 31, 2011 and 2010, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 26, 2012	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated January 26, 2012